EXHIBIT 10.28


                          MORTGAGE ASSIGNMENT AGREEMENT


     MORTGAGE ASSIGNMENT AGREEMENT (the "Agreement"), made this 8th day of August, 2000, by and between Rumson Mortgage Holdings LLC, a Delaware limited liability company, having an office c/o Pembroke Companies, Inc. 70 East 55th Street, 7th Floor, New York, New York 10022 ("Assignor") and DVL, Inc., having an office at 70 East 55th Street, New York, New York 10022 ("Assignee").

     WHEREAS, Assignor is the holder of certain Notes and Mortgages as heretofore amended and assigned (the "Loan Documents"), secured by various properties (the "Properties"); and

     WHEREAS, the Properties, the respective owners thereof (the
"Partnerships"), and the documents by which the mortgagee's interest in the Loan Documents was transferred to Assignor, are listed on Exhibit "A" annexed hereto; and

     WHEREAS, Assignor wishes to sell, and Assignee wishes to purchase, all of the Assignor's right, title and interest in and to the Loan Documents;

     NOW, THEREFORE, by mutual agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. ASSIGNMENT OF LOAN DOCUMENTS. At the Closing (as hereinafter defined), the following actions shall be taken:

          A. Assignor shall transfer and assign all its right, title and interest in and to the Loan Documents to Assignee and Assignee shall assume the obligations of mortgagee thereunder, by means of the execution by Assignor and Assignee of a separate Assignment and Assumption of Mortgage and Note, pertaining to each Property (each an "Assignment"), with each such Assignment being substantially in the form annexed hereto as Exhibit "B". The form of Assignment shall be modified in such manner as may be necessary in order to conform to the recording requirements of the jurisdiction in which the Property affected by the Loan Documents is located.

          B. Assignee shall pay to Assignor, the sum of Nine Hundred Thousand Dollars AND 00/100 ($900,000.00), at Closing, as consideration for the transfer and assignment of the Loan Documents (the "Consideration"), as follows: (i) $700,000, by wire transfer of immediately available funds, in accordance with the instructions attached hereto as Exhibit "C" and (ii) $200,000, by delivery of a promissory note made payable to Assignor in substantially the form attached hereto as Exhibit "D".


     2. CLOSING. The closing of the transfer of the Assignor's interest in the Loan Documents (the "Closing") shall be conducted in person at Assignor's office on August __, 2000 (the "Closing Date"). On the Closing Date, the parties shall execute the Assignment for each of the Properties and Assignee shall then wire the Consideration to Assignor.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNOR. Assignor hereby represents, warrants and covenants to Assignee as follows:

          A. The Loan Documents were acquired by Assignor pursuant to the instruments set forth on Exhibit "A", have not been assigned, pledged or otherwise encumbered by Assignor, and have not been subjected to any liens placed thereon by third parties or by operation of law since the respective dates of Assignor's acquisition thereof as set forth on Exhibit "A".

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          B.   The Assignor has the authority to execute this Agreement and other documents necessary to effectuate the purpose of this Agreement and has the authority to sell and transfer the Loan Documents to Assignee.

          It shall be a condition of Assignee's obligation to effect the Closing that the representations set forth in the Section 3 shall be true and correct as of the Closing Date as if made at and as of said date.


     4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNEE. Assignee hereby represents, warrants and covenants to Assignor as follows:

          A. The Assignee has the authority to execute this Agreement and other documents necessary to effectuate the purpose of this Agreement and has the authority to purchase and assume the transfer the Loan Documents from Assignor.

          B. Assignee acknowledges and agrees that the Loan Documents are sold, transferred and assigned to Assignee on an "AS IS", "WHERE IS" basis and "WITH ALL FAULTS".

     5. PARTNERSHIP NOTIFICATION. As soon as practicable after the Closing Date, Assignee shall notify the Partnerships that the Loan Documents have been assigned by Assignor to Assignee.

     6. GOVERNING LAW; ASSIGNMENT. This Agreement shall be interpreted under the laws of the State of New York. Assignor may not assign this Agreement under any circumstances. Assignee may assign this Agreement only with Assignor's prior written consent, except that no such consent shall be required for an assignment to an affiliate of Assignee.

     7. NOTICE. Notice by either party to the other hereunder shall be provided in writing by hand, certified mail, return receipt requested or overnight courier to the other party at its address first set forth above.

     8. EXPENSES. Assignee shall pay the costs of recording the Assignments in connection with this transaction.

     11   SURVIVAL. The provisions of Sections 3, 4 and 5 hereof shall survive the Closing.

     12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first written above.


                                    ASSIGNOR:

                                    RUMSON MORTGAGE
                                    HOLDINGS LLC

                                    BY: PEMMIL MANAGEMENT LLC,
                                        MANAGING MEMBER

                                    BY: PEMBROKE COMPANIES, INC.,
                                        A MEMBER

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                                    By:
                                       -----------------------------------------
                                        Lawrence J. Cohen
                                        President

                                    ASSIGNEE:

                                    DVL, INC.


                                    By:
                                       -----------------------------------------
                                        Gary Flicker
                                        Executive Vice President

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                                    EXHIBIT A

                      PROPERTIES, OWNERS AND LOAN DOCUMENTS


                                                Recording or Other Data
                                                for Document Transferring
                                                Mortgagee's Interest to
PARTNERSHIP                PROPERTY                      ASSIGNOR
-----------                --------                      --------

Champlain Associates     Champlain, NY    Dated as of June 3, 1998 and recorded
                                          June 25, 1998 as Instrument No. 101702
                                          in the Clinton County Clerk's Office,
                                          New York

Ava Associates        Ava, New Hampshire  Dated August 20, 1998 and recorded in
                                          the at Book 1764, Page 121 in the
                                          Carroll County Registry of Deeds,
                                          New Hampshire

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                                    EXHIBIT C
                                    ---------

                           WIRE TRANSFER INSTRUCTIONS
                           --------------------------




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